                                                                    Exhibit 99.1

BlackRock, Inc. (NYSE: BLK) reported record net income for the first quarter ended March 31, 2000 of $19.2 million, a 57% increase compared with the $12.2 million earned in the first quarter of 1999 and a 12% increase compared with the $17.2 million earned in the fourth quarter of 1999. Diluted earnings per share for the first quarter was $0.30 compared with $0.22 and $0.27 in the first and fourth quarters of 1999, respectively. Operating income of $32.1 million increased $8.4 million or 36% and $2.5 million or 8% compared with the $23.7 million and the $29.7 million earned in the first quarter and fourth quarter of 1999, respectively.

"I am pleased with our first quarter results, particularly in light of recent volatility in both the fixed income and equity markets," commented Laurence D. Fink, Chairman and CEO. "More importantly, investment performance, one of the factors most critical to our long-term growth strategies, continued to be strong in the first quarter."

First Quarter Highlights
------------------------

 . Assets under management rose to a record $172.6 billion, an increase of 5% from the $164.5 billion reported at December 31, 1999 and 23% above the March 31, 1999 total of $140.2 billion.

 .  Net subscriptions for the first quarter were $4.6 billion, which represented
   57% of the total increase in assets under management of $8.1 billion.

 . BlackRock's European Equity Team, who started with the firm in January of this year, generated approximately $3 billion of new business in the first quarter.

 . BlackRock's operating margin, was 36.4% compared with 33.9% for the first quarter of 1999 and 36.1% for the fourth quarter of 1999.

Total revenue increased $20.2 million or 23% to $108.1 million compared with the first quarter of 1999 and was strong across all products with separate account revenue and mutual fund fees increasing 21% and 22%, respectively. The increase in revenue was driven by higher assets under management which totaled $172.6 billion at March 31, 2000, a 23% increase compared with March 31, 1999. Separate account revenue growth was primarily attributable to a 31% increase in assets under management (24% in fixed income assets, 202% in equity assets and 37% in liquidity assets). The growth in equity assets was primarily the result of increased business in the international sector generated by BlackRock's European equity team. Mutual fund revenue growth was the result of an

18% increase in assets under management in the BlackRock Funds and a 12% increase in the Provident Institutional Funds. Other income increased 14% in the first quarter of 2000 compared with the first quarter of 1999 primarily due to new risk management advisory engagements.

Compared with the fourth quarter of 1999, revenue increased $7.3 million or 7% in the first quarter of 2000. Mutual fund revenue increased $5.7 million or 11% primarily due to growth in mutual fund assets. Separate account fees decreased $0.8 million or 2% as a decline in performance fees more than offset a $3.4 million or 10% increase in all other separate account revenue.

About BlackRock BlackRock is one of the largest publicly traded investment management firms in the United States with $172.6 billion of assets under management as of March 31, 2000. BlackRock manages assets on behalf of more than 3,000 institutions and 160,000 individuals through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the Company's flagship fund families, BlackRock Funds and Provident Institutional Funds. In addition, risk management and advisory services are provided to a growing number of large institutional fixed income investors. BlackRock is a majority-owned subsidiary of The PNC Financial Services Group, Inc. (NYSE: PNC).

The PNC Financial Services Group, Inc., headquartered in Pittsburgh, is one of the largest diversified financial services organizations in the United States. Its major businesses include PNC Bank-Regional Banking, PNC Bank-Corporate Banking, PNC Bank-Real Estate Finance, PNC Bank-Mortgage Banking, PNC Secured Finance, PNC Advisors, BlackRock and PFPC.

Forward Looking Statements The information set forth herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to financial performance and other financial and business matters. Forward-looking statements are typically identified by words or phrases such as "believe," "expect" "anticipate," "intend," "estimate," "position," and variations of such words and similar expressions, or future or conditional verbs such as "will", "would," "should," "could," "may" or similar expressions. BlackRock cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, all of which change over time, and BlackRock assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from forward-looking statements: the introduction, withdrawal, success and timing of business initiatives and strategies; changes in economic conditions, interest rates, and financial and capital markets; the investment performance of BlackRock's sponsored investment products and separately managed accounts; competitive conditions; future acquisitions; and the impact, extent and timing of technological changes and legislative and regulatory actions and reforms.

Reference is made to BlackRock's Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission which identify additional factors that can affect forward-looking statements.

                                BlackRock, Inc.
                             Financial Highlights
                      ($ in thousands, except share data)
                                  (unaudited)

                                                 Three months ended                            Variance vs.
                                      ---------------------------------------                  ------------
                                              March 31,         December 31,     March 31, 1999     December 31, 1999
                                              ---------         ------------     --------------     -----------------
                                         2000          1999         1999           Amount        %     Amount         %
                                         ----          ----         ----           ------        --    ------         --
Total revenue........................   $108,060       $87,875     $100,782        $20,185      23.0%    $7,278       7.2%
Total expense........................    $75,942       $64,169      $71,123        $11,773      18.3     $4,819       6.8
Operating income.....................    $32,118       $23,706      $29,659         $8,412      35.5     $2,459       8.3
Net income...........................    $19,197       $12,218      $17,209         $6,979      57.1     $1,988      11.6
Diluted earnings per share...........      $0.30         $0.22        $0.27          $0.08      36.4      $0.03      11.1
Diluted cash earnings per share (a)..      $0.34         $0.27        $0.31          $0.07      25.9      $0.03       9.7
Average diluted shares outstanding... 64,342,592    54,982,635   64,185,316      9,359,957      17.0    157,276       0.2
EBITDA (b)...........................    $37,801       $29,679      $35,299         $8,122      27.4     $2,502       7.1
Operating margin (c).................       36.4%         33.9%        36.1%

Assets under management ($ in millions). 172,573       140,226      164,517         32,347      23.1      8,056       4.9

(a) Net income plus goodwill amortization for the period divided by weighted average shares outstanding.
(b) Earnings before interest, taxes, depreciation and amortization.
(c) Operating income divided by total revenue less fund administration and servicing costs - affiliates

                                BlackRock, Inc.
                  Condensed Consolidated Statements of Income
               (Dollar amounts in thousands, except share data)
                                  (unaudited)



                                                                                                         Variance vs.
                                                                                                         ------------
                                                    Three months ended                        Mar. 31, 1999       Dec. 31, 2999
                                                    ------------------                        -------------       -------------
                                  Mar. 31, 2000      Mar. 31, 1999      Dec. 31, 1999       Amount    Percent    Amount    Percent
                                  -------------      -------------      -------------       ------    -------    ------    -------
Revenue
Investment advisory and
  administration fees:
  Mutual funds...................       $59,100            $48,514            $53,426        $10,586     21.82%    $5,674     10.62%
  Separate accounts..............        42,770             35,366             43,571          7,404     20.94       (801)    (1.84)
  BAI............................             -             (1,440)                 -          1,440        NM          -        NM
                                  ---------------------------------------------------       ---------------------------------------
Total investment advisory
  and administration fees........       101,870             82,440             96,997         19,430     23.57      4,873      5.02
Other income.....................         6,190              5,435              3,785            755     13.89      2,405     63.54
                                  ---------------------------------------------------       ---------------------------------------
Total revenue....................       108,060             87,875            100,782         20,185     22.97      7,278      7.22
                                  ---------------------------------------------------       ---------------------------------------

Expense
  Employee compensation and
    benefits.....................        40,670             33,232             36,890          7,438     22.38      3,780     10.25
  BAI incentive compensation.....             -             (1,378)                 -          1,378        NM          -        NM
  Fund administration and
    servicing costs -
    affiliates...................        19,759             17,976             18,608          1,783      9.92      1,151      6.19
  General administration.........        13,100             11,925             12,701          1,175      9.85        399      3.14
  Amortization of goodwill.......         2,413              2,414              2,413             (1)    (0.04)         -         -
  Closed-end fund offering costs.             -                  -                511              -         -       (511)       NM
                                  ---------------------------------------------------       ---------------------------------------
Total expense....................        75,942             64,169             71,123         11,773     18.35      4,819      6.78
                                  ---------------------------------------------------       ---------------------------------------

Operating income.................        32,118             23,706             29,659          8,412     35.48      2,459      8.29


Non-operating income
  (expense)
  Interest and dividend income...         1,050                618              1,234            432     69.90       (184)   (14.91)
  Interest expense - affiliates..          (353)            (3,670)              (701)         3,317    (90.38)       348    (49.64)
                                  ---------------------------------------------------       ---------------------------------------
                                            697             (3,052)               533          3,749   (122.84)       164     30.77


Income before income taxes.......       $32,815            $20,654            $30,192        $12,161     58.88     $2,623      8.69
  Income taxes...................        13,618              8,436             12,983          5,182     61.43        635      4.89
                                  ---------------------------------------------------       ---------------------------------------
Net income.......................       $19,197            $12,218            $17,209         $6,979     57.12     $1,988     11.55
                                  ===================================================       =======================================

Weighted-average shares
  outstanding
  Basic..........................    63,864,382         54,807,482         63,864,382      9,056,900     16.52%         -         -
  Diluted........................    64,342,592         54,982,635         64,185,316      9,359,957     17.02%   157,276      0.25%
Earnings per share
  Basic..........................         $0.30              $0.22              $0.27          $0.08     36.36%     $0.03     11.11%
  Diluted........................         $0.30              $0.22              $0.27          $0.08     36.36%     $0.03     11.11%


NM - Not meaningful

                                BlackRock, Inc.
           Condensed Consolidated Statements of Financial Condition
                         (Dollar amounts in thousands)
                                  (unaudited)


                                                                 March 31,       December 31,       March 31,
                                                                    2000             1999             1999
                                                                    ----             ----             ----


Assets
Cash and cash equivalents......................................    $ 88,670         $157,129        $ 72,639
Accounts receivable............................................      72,468           65,837         100,560
Investments....................................................       2,196            2,255           4,476
Property and equipment, net....................................      26,087           22,677          14,241
Goodwill.......................................................     191,844          194,257         201,496
Other assets...................................................       7,165            5,427           6,133
                                                                   --------         --------        --------
Total assets...................................................    $388,430         $447,582        $399,545
                                                                   ========         ========        ========
Liabilities and stockholders' equity
Note and loan payable to affiliates............................    $      0         $ 28,200        $178,200
Accrued compensation...........................................      38,800           90,350          71,686
Accounts payable and accrued liabilities.......................      48,088           44,655          31,248
Other liabilities..............................................       1,536            3,851              36
                                                                   --------         --------        --------
Total liabilities..............................................      88,424          167,056         281,170

Stockholders' equity...........................................     300,006          280,526         118,375
                                                                   --------         --------        --------
Total liabilities and stockholders' equity.....................    $388,430         $447,582        $399,545
                                                                   ========         ========        ========


                                BlackRock, Inc.
                Condensed Consolidated Statements of Cash Flows
                         (Dollar amounts in thousands)
                                  (unaudited)

                                                                                         Three months ended March 31,
                                                                                         ----------------------------
                                                                                             2000          1999
                                                                                             ----          ----
Cash flows from operating activities
Net income..............................................................................    $19,197       $12,218
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
    Depreciation and amortization.......................................................      4,633         5,355
    Amortization of discount on issuance of class B common stock........................        149             -
    Changes in operating assets and liabilities:
      (Increase) decrease in accounts receivable........................................     (7,796)        5,650
      Decrease (increase) in receivable from affiliate..................................      1,165        (2,237)
      Increase in other assets..........................................................     (1,738)       (1,449)
      Decrease in accrued compensation..................................................    (51,550)      (38,643)
      Increase in accounts payable and accrued liabilities..............................      4,138         5,966
      (Decrease) increase in accrued interest payable to affiliates.....................       (705)            2
      Decrease in other liabilities.....................................................     (2,315)       (1,948)
                                                                                           ----------------------------
Cash used in operating activities.......................................................    (34,822)      (15,086)

Cash flows from investing activities
Purchase of property and equipment......................................................     (5,630)       (4,930)
Sale (purchase) of investments..........................................................         41        (1,995)
                                                                                           ----------------------------
Cash used in investing activities.......................................................     (5,589)       (6,925)

Cash flows from financing activities
Net repayment of note and loan payable to affiliates....................................    (28,200)      (18,800)
Additional proceeds received from issuance of class A common stock......................        222             -
Expenses related to issuance of class A common stock....................................        (60)            -
                                                                                           ----------------------------
Cash used in financing activities.......................................................    (28,038)      (18,800)

Effect of exchange rate changes on cash and cash equivalents............................        (10)            -

Net decrease in cash and cash equivalents...............................................    (68,459)      (40,811)
Cash and cash equivalents, beginning of period..........................................    157,129       113,450
                                                                                           ----------------------------
Cash and cash equivalents, end of period................................................    $88,670       $72,639
                                                                                           ============================

                                BlackRock, Inc.
                            Assets Under Management
                         (Dollar amounts in millions)
                                  (unaudited)


                                                                March 31,                         December 31,
                                                       2000                  1999                     1999
                                                   -------------         --------------          ----------------

Separate Accounts
 Fixed income*.................................      $ 79,825                $ 64,381                $ 75,206
 Liquidity.....................................        19,110                  13,975                  20,934
 Equity........................................         6,414                   2,121                   3,080
                                                   ------------          --------------          ---------------
 Subtotal......................................       105,349                  80,477                  99,220
                                                   ------------         ---------------          ---------------
Mutual Funds
 Fixed income..................................        13,923                  13,882                  13,318
 Liquidity.....................................        36,862                  33,536                  36,587
 Equity........................................        16,439                  12,331                  15,392
                                                   ------------         ---------------          ---------------
 Subtotal......................................        67,224                  59,749                  65,297
                                                   ------------         ---------------          ---------------
Total..........................................      $172,573                $140,226                $164,517
                                                   ============         ================         ================

* includes alternative investment products.

                 Component Changes in Assets Under Management

                                                             Three months ended
                                                   ------------------------------------
                                                     March 31, 2000      March 31, 1999
                                                   ----------------     ---------------
                                                       (Dollar amounts in million)

Separate Accounts
 Beginning assets under management...............    $ 99,220                $ 69,112
 Net subscriptions...............................       3,807                  11,624
 Market appreciation (depreciation)..............       2,322                    (259)
                                                   ------------         --------------
 Ending assets under management..................     105,349                  80,477
Mutual Funds
Beginning assets under management................      65,297                  61,530
 Net subscriptions (redemptions).................         760                  (1,906)
 Market appreciation.............................       1,167                     125
                                                   ------------         --------------
 Ending assets under management..................      67,224                  59,749
                                                   ------------         --------------

Total............................................    $172,573                $140,226
                                                   ============         ==============

Net subscriptions................................      $4,567                  $9,718
% of Change in AUM from net subscriptions........       56.7%                  101.4%


                                BlackRock, Inc.
                            Assets Under Management
                                Quarterly Trend
                         (Dollar amounts in millions)
                                  (unaudited)

                                                                              Quarter Ended
                                     -----------------------------------------------------------------------------------------------
                                                                     1999                                               2000
                                     -----------------------------------------------------------------------------------------------
                                         March 31          June 30          September 30          December 31          March 31
Separate Accounts
Fixed Income
Beginning assets under management.....   $52,869           $64,381           $68,286               $69,266             $75,206
Net subscriptions.....................    11,816             4,509               886                 6,106               2,541
Market appreciation (depreciation)....      (304)             (604)               94                  (166)              2,078
                                     -----------------------------------------------------------------------------------------------
Ending assets under management........    64,381            68,286            69,266                75,206              79,825
                                     -----------------------------------------------------------------------------------------------
Liquidity
Beginning assets under management.....    13,826            13,975            12,362                17,310              20,934
Net subscriptions (redemptions).......       152            (1,626)            4,933                 3,602              (1,847)
Market appreciation (depreciation)....        (3)               13                15                    22                  23
                                     -----------------------------------------------------------------------------------------------
Ending assets under management........    13,975            12,362            17,310                20,934              19,110
                                     -----------------------------------------------------------------------------------------------
Equity
Beginning assets under management.....     2,417             2,121             2,353                 2,454               3,080
Net subscriptions (redemptions).......      (344)               20                94                    35               3,113
Market appreciation...................        48               212                 7                   591                 221
                                     -----------------------------------------------------------------------------------------------
Ending assets under management........     2,121             2,353             2,454                 3,080               6,414
                                     -----------------------------------------------------------------------------------------------
Total Separate Accounts
Beginning assets under management.....    69,112            80,477            83,001                89,030              99,220
Net subscriptions.....................    11,624             2,903             5,913                 9,743               3,807
Market appreciation (depreciation)....      (259)             (379)              116                   447               2,322
                                     -----------------------------------------------------------------------------------------------
Ending assets under management........   $80,477           $83,001           $89,030               $99,220            $105,349
                                     ===============================================================================================



Mutual Funds
BlackRock Funds
Beginning assets under management.....   $24,231           $24,757           $25,255               $24,453             $27,339
Net subscriptions (redemptions).......       313              (259)             (172)                1,577                 994
Market appreciation (depreciation)....       213               757              (630)                1,309                 947
                                     -----------------------------------------------------------------------------------------------
Ending assets under management........    24,757            25,255            24,453                27,339              29,280
                                     -----------------------------------------------------------------------------------------------
PIF
Beginning assets under management.....    25,368            22,978            21,578                22,387              25,554
Net subscriptions (redemptions).......    (2,390)           (1,400)              809                 3,167                 201
Market appreciation...................         -                 -                 -                     -                   -
                                     -----------------------------------------------------------------------------------------------
Ending assets under management........    22,978            21,578            22,387                25,554              25,755
                                     -----------------------------------------------------------------------------------------------
Closed End
Beginning assets under management.....     7,756             7,668             7,507                 7,579               7,340
Net subscriptions (redemptions).......         -                (1)              121                  (130)                  -
Market appreciation (depreciation)....       (88)             (160)              (49)                 (109)                220
                                     -----------------------------------------------------------------------------------------------
Ending assets under management........     7,668             7,507             7,579                 7,340               7,560
                                     -----------------------------------------------------------------------------------------------
Short Term Investment Funds (STIF)
Beginning assets under management.....     4,175             4,346             4,460                 4,653               5,064
Net subscriptions (redemptions).......       171               114               193                   411                (435)
Market appreciation...................         -                 -                 -                     -                   -
                                     -----------------------------------------------------------------------------------------------
Ending assets under management........     4,346             4,460             4,653                 5,064               4,629
                                     ===============================================================================================
Total Mutual Funds
Beginning assets under management.....    61,530            59,749            58,800                59,072              65,297
Net subscriptions (redemptions).......    (1,906)           (1,546)              951                 5,025                 760
Market appreciation (depreciation)....       125               597              (679)                1,200               1,167
                                     -----------------------------------------------------------------------------------------------
Ending assets under management........   $59,749           $58,800           $59,072               $65,297             $67,224
                                     ===============================================================================================

                                       8